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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 9, 2001

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware               1-9924             52-1568099
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          (State or other         (Commission         (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)


                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

Attached hereto as Exhibit 99.01 and incorporated by reference herein is the restated 4th Quarter 2000 Financial Data Supplement of Citigroup Inc. and subsidiaries ("Citigroup"). Following the November 30, 2000 acquisition of Associates First Capital Corporation ("Associates"), which was accounted for as a pooling of interests, Citigroup presented the results of Associates as a separate operating segment. In connection with the 2001 integration of Associates' businesses into existing Citigroup businesses, Citigroup has changed its operating segments presentation to include the various Associates businesses within the other existing operating segments of Citigroup. As a result, all relevant disclosures contained in the 4th Quarter 2000 Financial Data Supplement of Citigroup have been restated to reflect this new segment presentation for all periods presented.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

              EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
              --------------                         ----------------------
                   99.01                             4th Quarter 2000 Financial
                                                     Data Supplement
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 9, 2001                CITIGROUP INC.


                                    By: /s/ ROGER W. TRUPIN
                                       ---------------------------
                                    Name:  Roger W. Trupin
                                    Title: Controller